COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

CREF Stock Account

SUPPLEMENT NO. 2
dated September 29, 2021 to the Prospectus dated May 1, 2021, as supplemented through June 2, 2021

As discussed in the CREF Prospectus, the CREF Stock Account (the “Account”) allocates a portion of its investments to domestic equity securities and a portion to foreign equity securities. As of October 1, 2021, TIAA-CREF Investment Management, LLC (“TCIM”), the Account’s investment adviser, expects that the allocations to the domestic and foreign segments of the Account will be adjusted over time as TCIM implements an increase to the Account’s target allocation to the foreign segment and a corresponding decrease to the Account’s target allocation to the domestic segment. Therefore, effective October 1, 2021, the fifth sentence of the fifth paragraph in the subsection titled “Principal Investment Strategies” in the subsection titled “Stock Account” in the subsection titled “Equity Accounts” in the section titled “Your investment options” beginning on page 29 of the CREF Prospectus is hereby replaced with the following:

Under normal circumstances, the Account seeks to maintain the weightings of its holdings as approximately 60%–70% domestic equities and 30%–40% foreign equities.

As further discussed in the CREF Prospectus, the Stock Account Composite Index (the “Index”) is created by calculating a weighted average of the performance of two unmanaged indices using the target weights of the domestic and foreign segments of the Account. These weights change to reflect a combination of the relative market movements of each sector and target allocations to each sector, and the weightings of the Index will therefore change to reflect the changes to the target allocations to the domestic and foreign segments of the Account.

A41077 (9/21)